SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



                                February 26, 2002
--------------------------------------------------------------------------------
                        (Date of earliest event reported)


                            Ipswich Bancshares, Inc.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


Massachusetts                         00-26663                    04-3459169
--------------------------------------------------------------------------------
(State or other jurisdiction   (Commission File Number)      (IRS Employer
of incorporation)                                            Identification No.)



23 Market Street, Ipswich, Massachusetts                           01938
--------------------------------------------------------------------------------
 (Address of principal executive offices)                        (Zip Code)


                                 (978) 356-7777
--------------------------------------------------------------------------------
              (Registrant's telephone number, including area code)


                                 Not Applicable
--------------------------------------------------------------------------------
              (Former name, former address and former fiscal year,
                         if changed since last report)

Item 5.    Other Events

     On February 27, 2002, Banknorth Group, Inc. ("Banknorth") and Ipswich Bancshares, Inc. ("Ipswich") announced that they had entered into an Agreement and Plan of Merger, dated as of February 26, 2002 (the "Agreement"), which sets forth the terms and conditions pursuant to which Ipswich will be merged with and into Banknorth (the "Merger"). The Agreement provides, among other things, that as a result of the Merger each outstanding share of common stock of Ipswich (subject to certain exceptions) will be converted into the right to receive $20.50 in cash or a number of whole shares of common stock of Banknorth determined by dividing $20.50 by the average closing prices of the Banknorth common stock during a specified period preceding the Merger, plus cash in lieu of any fractional share interest, subject to election and allocation procedures set forth in the Agreement which are intended to ensure that 51% of the outstanding shares of Ipswich common stock will be converted in the right to receive Banknorth common stock and 49% of the outstanding shares of Ipswich common stock will be converted into the right to receive cash.

     Consummation of the Merger is subject to a number of customary conditions, including, but not limited to, (i) the approval of the Agreement by the shareholders of Ipswich and (ii) the receipt of requisite regulatory approvals of the Merger and the proposed merger of Ipswich's banking subsidiary, Ipswich Saving Bank, with and into Banknorth's banking subsidiary, Banknorth, NA, as soon as practicable following consummation of the Merger.

     In connection with the Agreement, Banknorth and Ipswich entered into a Stock Option Agreement, dated as of February 26, 2002, pursuant to which Ipswich granted Banknorth an option (the "Option") to purchase up to 384,438 shares of Ipswich's common stock (subject to adjustment as set forth therein), which represents 19.9% of Ipswich's outstanding shares of common stock, at a purchase price of $15.35 per share (subject to adjustment as set forth therein). The Option will become exercisable upon the occurrence of certain events, as specified in the Stock Option Agreement, none of which has occurred as of the date hereof.

     For additional information, reference is made to the press release dated February 27, 2002, which is included as Exhibit 99.1 and is incorporated herein by reference.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits

           (a)       Not applicable.

           (b)       Not applicable.

           (c)       Exhibits.

           Exhibit No.                    Description

           2.1 Agreement and Plan of Merger, dated as of February 26, 2002, between Banknorth and Ipswich (incorporated by reference from Exhibit 2.1 of Banknorth's Current Report on Form 8-K filed February 28, 2002 (File No. 0-16947)).


           10.1 Form of Stock Option Agreement between Banknorth (as grantee) and Ipswich (as issuer) (incorporated by reference from Exhibit 10.1 of Banknorth's Current Report on Form 8-K filed February 28, 2002 (File No. 0-16947)).


           10.2 Form of Shareholder Agreement between each director of Ipswich and Banknorth (incorporated by reference from Exhibit 10.2 of Banknorth's Current Report on Form 8-K filed February 28, 2002 (File No. 0-16947)).


           10.3 Form of Termination Agreement by and among Banknorth, Ipswich, Ipswich Savings Bank, Eastern Bank, as Trustee, and David L. Grey (incorporated by reference from Exhibit 10.3 of Banknorth's Current Report on Form 8-K filed February 28, 2002 (File No. 0-16947)).


           10.4 Form of Employment and Noncompetition Agreement between Banknorth and David L. Grey (incorporated by reference from
                    Exhibit 10.4 of Banknorth's Current Report on Form 8-K filed February 28, 2002 (File No. 0-16947)).


           99.1 Press Release, dated February 27, 2002 (incorporated by reference from Banknorth's filing with the Commission pursuant to Rule 425 of the Securities Act of 1933 on February 27, 2002).

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                               IPSWICH BANCSHARES, INC.



                                By: /s/ Francis Kenney
                                ----------------------
                                Name: Francis Kenney
                                Title:Treasurer and Chief
                                      Financial Officer


Date: February 28, 2002